UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NORTHSTAR REAL ESTATE INCOME II, INC.

(Name of Registrant as Specified in Its Charter)

[N/A]

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AN FOR IMPORTANT STOCKHOLDERS MESSAGE OF
NorthStar Real Estate Income Trust, Inc. and NorthStar Real Estate Income II, Inc.
ïƒ¼VOTE TODAY
ïƒ¾Vote FOR access to liquidity ïƒ¾Vote FOR ownership in a leading commercial real estate credit REIT
Your Vote Is Important – Make Your Vote Count!
Your participation in the vote is requested. Maximize the value of your investment. Please vote your shares today.
THREE EASY WAYS TO VOTE
Vote card or by voting Phone: instruction Call the toll form. free Have number your set control forth number on your in proxy hand and follow the instructions provided to vote your shares.
Vote card or by voting Internet: instruction Log onto form. the Have website your set control forth on number your proxy in hand and follow the instructions provided to vote your shares.
Vote postage-paid by Mail: envelope Mark, sign, provided. date, and return the proxy card in the
REAL ESTATE INCOME II

Hilton


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This brochure must be read in conjunction with the joint proxy statement/prospectus, dated December 6, 2017, of NorthStar Real Estate Income Trust, Inc., NorthStar Real Estate Income II, Inc. and Colony NorthStar Credit Real Estate, Inc. which should be reviewed carefully and in its entirety prior to voting your shares. There is no guarantee that the anticipated benefits of the proposed transaction described herein will be realized as described or at all.

Vote FOR the Combination of NorthStar I and NorthStar II with Colony NorthStar, Inc.'s Contributed Portfolio

The NorthStar I and NorthStar II boards of directors, upon the unanimous recommendation of their respective special committees, have unanimously determined that the proposed combination, as well as the other related proposals, are in the best interests of such company's stockholders.

- ☑ **Liquidity Creation.** No public trading market currently exists for NorthStar I or NorthStar II and stockholders will benefit from the liquidity of owning shares of a significantly larger company, the shares of which will be listed on a national securities exchange.
- ☑ **Larger, Diversified Portfolio.** The combination will result in the creation of a publicly traded REIT with a larger, more diversified portfolio than either NorthStar I and NorthStar II and that is expected to have a lower cost of capital on a go-forward basis, which may result in improved return on equity and the ability to utilize additional leverage capacity.
- ☑ **Increased Dividend Coverage.** Stockholders are expected to benefit from better dividend distribution coverage as a result of a lower overall cost structure.
- ☑ **Market Management Agreement.** The combined company will be managed pursuant to a management agreement with terms similar to market terms for publicly traded commercial mortgage REITs, certain terms of which are more advantageous than those contained in NorthStar I's and NorthStar II's existing advisory agreements, including lower management fees, the elimination of certain fees payable to the manager in connection with the acquisition and disposition of assets, and lower reimbursements of personnel costs.
- ☑ **Favorable Valuation.** Prevailing equity and debt capital markets currently indicate favorable valuation, cost of capital and initial public offering conditions for companies similar to the Company, which may not continue going forward.
- ☑ **Trading Premium.** Shares of certain publicly traded commercial mortgage REITs with market capitalizations over $1.0 billion currently trade at a premium to book value.
- ☑ **Enhanced Management.** Potential to benefit from enhanced management focus on its investment strategy following the consolidation of NorthStar I and NorthStar II, which currently compete for similar investment opportunities.

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☑ VOTE FOR CREATING A LEADING COMMERCIAL REAL ESTATE CREDIT REIT WITH SCALE & DIVERSITY

As a result of the combination, NorthStar I and NorthStar II stockholders will own shares in Colony NorthStar Credit Real Estate

- Each of NorthStar I and NorthStar II currently have $2.0 billion or less in assets
- As a result of the combination, NorthStar I and NorthStar II stockholders will own shares in a company with $5.1 billion in assets and $3.4 billion in book equity value
- Colony NorthStar Credit Real Estate will be the second largest publicly-listed commercial real estate mortgage REIT by equity value
- Colony NorthStar Credit Real Estate will have a differentiated investment strategy with the ability to invest throughout the capital structure

Colony NorthStar Credit Real Estate At-a-Glance

$5.1B Assets Under Management	2nd LARGEST Publicly-Listed Commercial Real Estate Mortgage REIT	$3.4B Book Equity Value

☑ Vote for access to liquidity

NorthStar I and NorthStar II stockholders will ultimately receive shares in a publicly traded company, which are not currently traded on an exchange

- If Colony NorthStar Credit Real Estate lists without an initial public offering (IPO), shares received will be immediately tradable
- If Colony NorthStar Credit Real Estate lists with an IPO, 15% of shares received will be tradable 30 days after the IPO and the remaining 85% of shares received will be tradable 180 days after the IPO

☑ Vote for an enhanced management structure to drive return on equity (ROE)

The management structure for Colony NorthStar Credit Real Estate provides for lower fees and more efficient overhead to meaningfully enhance stockholders' ROE

- Colony NorthStar Credit Real Estate's management agreement will be on terms similar to the market for publicly traded commercial mortgage REITs, with a base management fee and incentive fee
- Acquisition and dispositions fees, which are currently paid pursuant to NorthStar I and NorthStar II's advisory agreements, will be eliminated
- Ability to utilize incremental leverage capacity
- Improved cost of capital

☑ Vote for strong management alignment

NorthStar I and NorthStar II stockholders will benefit from world-class sponsorship by Colony NorthStar, Inc. (Colony NorthStar), which has a scalable platform and experience through multiple real estate cycles

- Currently, Colony NorthStar owns a de minimis interest in NorthStar I and NorthStar II
- As a result of the combination, Colony NorthStar Credit Real Estate's management will be substantially aligned with Colony NorthStar owning approximately 37% of the total consideration on a fully diluted basis


37%
Colony NorthStar (NYSE: CLNS)
63%
NorthStar Income I & NorthStar Income II

4

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ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Colony NorthStar, Inc. (Colony NorthStar), NorthStar Real Estate Income Trust, Inc. (NorthStar I) and NorthStar Real Estate Income II, Inc. (NorthStar II) caused Colony NorthStar Credit Real Estate, Inc. (the Company), the surviving company of the transaction, to file with the SEC a registration statement on Form S-4 that includes a joint proxy statement of NorthStar I and NorthStar II and that also constitutes a prospectus of the Company. Each of Colony NorthStar, NorthStar I and NorthStar II may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Colony NorthStar, NorthStar I or NorthStar II may file with the SEC. INVESTORS AND SECURITY HOLDERS OF COLONY NORTHSTAR, NORTHSTAR I AND NORTHSTAR II ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORTS ON FORM 8-K FILED BY EACH OF COLONY NORTHSTAR, NORTHSTAR I AND NORTHSTAR II ON AUGUST 28, 2017 IN CONNECTION WITH THE ANNOUNCEMENT OF THE ENTRY INTO THE COMBINATION AGREEMENT AND ON NOVEMBER 21, 2017 IN CONNECTION WITH THE AMENDMENT AND RESTATEMENT OF THE COMBINATION AGREEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Colony NorthStar, NorthStar I and NorthStar II through the website maintained by the SEC at www.sec.gov or by contacting the investor relations departments of Colony NorthStar, NorthStar I or NorthStar II at the following:

Contacts:

Colony NorthStar, Inc.	NorthStar Real Estate Income Trust, Inc. &
Addo Investor Relations	NorthStar Real Estate Income II, Inc.
Lasse Glassen	Investor Relations
310.829.5400	877.940.8777

PARTICIPANTS IN SOLICITATION

Each of NorthStar I and NorthStar II and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed transaction. Information regarding NorthStar I's directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NorthStar I's Annual Report on Form 10-K for the year ended December 31, 2016, and its annual proxy statement filed with the SEC on April 28, 2017. Information regarding NorthStar II's directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NorthStar II's Annual Report on Form 10-K for the year ended December 31, 2016, and its annual proxy statement filed with the SEC on April 28, 2017. A more complete description is available in the registration statement on Form S-4 filed by the Company and the joint proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE YOUR PROXY TODAY

Telephone and internet voting are available.
Please vote your proxy or voting instruction form promptly by following the instructions set forth on the form sent to you.
Please ensure your vote is counted.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by each of the NorthStar I and NorthStar II stockholders, governmental or regulatory agencies and third parties; the risk that a condition to closing of the transaction may not be satisfied (including the listing by the Company of its class A common stock on a national securities exchange); each party's ability to consummate the transaction; operating costs and business disruption may be greater than expected; and the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in each company's reports filed from time to time with the SEC. There can be no assurance that the transaction will in fact be consummated.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. None of Colony NorthStar, NorthStar I or NorthStar II is under any duty to update any of these forward-looking statements after the date of this brochure, nor to conform prior statements to actual results or revised expectations, and none of Colony NorthStar, NorthStar I or NorthStar II intends to do so.

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YOUR VOTE IS IMPORTANT!

Maximize the value of your investment.
Please participate by voting your shares.

☑ VOTE YOUR SHARES TODAY

THREE EASY WAYS TO VOTE

Vote by Phone: Call the toll free number set forth on your proxy card or voting instruction form. Have your control number in hand and follow the instructions provided to vote your shares.

Vote by Internet: Log onto the website set forth on your proxy card or voting instruction form. Have your control number in hand and follow the instructions provided to vote your shares.

Vote by Mail: Mark, sign, date, and return the proxy card in the postage-paid envelope provided.

Stockholders are urged to vote promptly FOR transactional proposals.
Your Vote Is Important, No Matter How Many Shares You Own

If you have any questions about how to vote your shares, or need additional assistance, please contact our proxy solicitor:

D.F. King & Co., Inc. | 48 Wall Street, 22nd Floor | New York, New York 10005

NorthStar REAL ESTATE INCOME TRUST

NorthStar Income I
800.967.0261 (Toll Free)
212.269.5550 (Call Collect)

NorthStar REAL ESTATE INCOME II

NorthStar Income II
800.755.7250 (Toll Free)
212.269.5550 (Call Collect)